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                                                                    EXHIBIT 99.2

                             PRIME HOSPITALITY CORP.

                                 EXCHANGE OFFER
                                TO HOLDERS OF ITS
               9 3/4% SERIES A SENIOR SUBORDINATED NOTES DUE 2007

                          NOTICE OF GUARANTEED DELIVERY

         As set forth in the Prospectus dated ________ , 1997 (the "Prospectus") of Prime Hospitality Corp. ("Company") under "The Exchange Offer -- How to Tender" and in the Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Exchange Offer") by the Company to exchange up to $200,000,000 in principal amount of its 9 3/4% Series B Senior Subordinated Notes due 2007 (the "Exchange Notes") for $200,000,000 in principal amount of its 9 3/4% Series A Senior Subordinated Notes due 2007, issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Original Notes"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer of the Company if: (i) certificates for the Original Notes are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

TO:      First Bank National Association (the "Exchange Agent")

                                  By Facsimile:
                                 (612) 244-1537
                             Attention: Paul Haugen

                              Confirm by telephone:
                                 (612) 244-8162

                        By Registered or Certified Mail:
                         First Bank National Association
                               First Trust Center
                              180 East Fifth Street
                           Saint Paul, Minnesota 55101

                                    By Hand:
                         First Bank National Association
                               First Trust Center
                          4th Floor - Bond Drop Window
                              180 East Fifth Street
                           Saint Paul, Minnesota 55101


                              By Overnight Courier:
                         First Bank National Association
                               First Trust Center
                              180 East Fifth Street
                           Saint Paul, Minnesota 55101
                                 (612) 762-3813

              DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
             AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO
               A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET FORTH
                   ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.


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Ladies and Gentlemen:

The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.


                                                   Sign Here
Principal Amount of Original Notes    Signature(s)______________________________
Tendered__________________________    __________________________________________

                                      Please Print the Following Information
Certificate Nos.
(if available)____________________    Name(s)___________________________________


                                      Address___________________________________
Total Principal Amount                __________________________________________
  Represented by Original Notes
  Certificate(s)
                                      Area Code and Tel. No(s)._________________
                                      __________________________________________


Account Number____________________



Dated: _______________, 1997




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GUARANTEE


The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of ________ under the Securities Exchange Act of 1934, (b) that such tender of the above-described securities complies with Rule ________ and (c) that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.



                                               Name of Firm


                                               Authorized Signature


                                               Number and Street or P.O. Box


                                               City              State  Zip Code


                                               Area Code and Tel. No.

Dated:  _____________, 1997